UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road Suite 301
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 305-7777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FLXN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Flexion Therapeutics, Inc. (“Flexion”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 24, 2021. At the Annual Meeting, Flexion’s stockholders (i) elected the three Class I directors to serve on the Board of Directors of Flexion (the “Board”) until Flexion’s 2024 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal; (ii) ratified the selection, by the Audit Committee of the Board (the “Audit Committee”), of PricewaterhouseCoopers LLP as Flexion’s independent registered public accounting firm for its fiscal year ending December 31, 2021; and (iii) approved, on an advisory basis, the compensation of Flexion’s named executive officers, as disclosed in Flexion’s 2021 Proxy Statement. There were 49,942,069 outstanding shares eligible to vote as of April 26, 2021, the record date for the Annual Meeting.

The directors elected to the Board, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	For	Withheld	Broker Non-Votes
Michael D. Clayman, M.D.	29,434,502.75	6,354,904.01	8,246,635.00
Elizabeth Kwo, M.D.	33,810,284.75	1,979.122.01	8,246,635.00
Ann Merrifield	29,220,436.75	6,568,970.01	8,246,635.00

The proposal to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as Flexion’s independent registered public accounting firm for its fiscal year ending December 31, 2021, received the following votes:

For	Against	Abstentions	Broker Non-Votes
43,851,327.76	74,247.00	110,467.00	-

The proposal to approve, on an advisory basis, the compensation of Flexion’s named executive officers, as disclosed in the 2021 Proxy Statement received the following votes:

For	Against	Abstentions	Broker Non-Votes
32,672,482.45	1,182,470.31	1,934,454.00	8,246,635.00

Each of the foregoing voting results from the Annual Meeting is final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date:	June 25, 2021	By:	/s/ Mark S. Levine
Mark S. Levine General Counsel and Corporate Secretary